                              COHEN & STEERS
                            EQUITY INCOME FUND

                            SEMI-ANNUAL REPORT
                               JUNE 30, 2001


COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017







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                     COHEN & STEERS EQUITY INCOME FUND, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2001. The net asset values per share at that date were $12.05, $11.85, and $11.85 for Class A, Class B, and Class C shares, respectively.
Class I shares had a net asset value of $12.14. In addition, a distribution of $0.19 per share was declared for shareholders of record on June 20, 2001 and paid on June 21, 2001 to all four classes of shares. This represents a $0.02 per share increase in the Fund's regular quarterly distribution.

MIDYEAR REVIEW

    For the three months ended June 30, 2001, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 11.5% for Class A shares. Class B and C shares both returned 11.3% for the quarter.
Class I shares returned 11.5%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 11.0%. The Fund's total return for the six months ended June 30, 2001 was 16.0% for Class A shares. Class B shares and C shares returned 15.6% and 15.5%, respectively. Class I shares returned 16.2% The NAREIT Equity REIT Index return was 11.5%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The second quarter was another exceptional period for REIT fundamental and price performance on both an absolute and relative basis. From a fundamental perspective, REITs generally reported first quarter earnings in-line with expectations in the high single digit percentage range with few, if any, disappointments. This is in contrast to many major technology and industrial companies whose downward revisions of analyst guidance continue to weigh heavily on investor psychology and, more importantly, investor wealth. Continuing trends established in the first quarter, smaller REITs fared better in the marketplace than larger REITs, and the higher dividend yielding companies out-distanced the faster growing but lower yielding companies. We believe that this is the result of the prevailing low interest rate environment coupled with generally lower expectations for economic growth.

    The Fund was a primary beneficiary of these trends. In the second quarter the best performing property sectors were the Health Care and Regional Mall sectors due to, we believe, their high dividend yields and defensive characteristics. We had a strong weighting in both of these sectors. The Lodging sector was also a strong performer during the quarter as a result of its high dividend yields and investors looking to an improved operating environment in 2002. The Office sector performance improved in the second quarter but remains a laggard year-to-date. We expect that a continued demonstration of solid internal growth from this sector will boost its relative performance through the balance of the year.

    Of the many noteworthy developments in the past several months that are worth discussing, perhaps the most important is that investor confidence in the REIT asset class appears to be improving. The recovery of REIT share prices over the past 18 months, in concert with their distinguished fundamental performance, is probably the

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

primary reason for this renewed respect. Evidence of this renewed interest is that mutual fund inflows have turned consistently positive for the first time in nearly a year, and recommendations of their inclusion in a diversified portfolio are becoming more prevalent in the financial community. Further, in recent weeks, REITs have been mentioned as being under consideration for inclusion in the S&P 500 Index. While if this were to happen no more that a small handful of the largest companies would be directly affected (due to the significant new demand for their shares on the part of index funds), it would be a clear indication that REITs are winning acceptance by the investment community at large.

    Also in recent weeks, the IRS issued a ruling that reversed its long-standing position that REITs were passive entities. This would seemingly reverse a related position that a spin-off of corporate-owned real estate assets as a REIT was a taxable event. The new ruling recognizes REITs as fully qualified operating companies. Initially, some observers concluded that this ruling would spawn a whole new generation of REITs created from a host of industries ranging from restaurants and retailers to companies that own and occupy their own offices and other facilities. Upon reflection, however, it appears that this might not occur in the near-term due to a number of technical complications and the existing high level of equity market valuation that many large non-real estate companies now enjoy compared to the low valuation of REITs. In any case, it does appear that this opens a corporate restructuring avenue that previously did not exist, and in the future may be utilized under circumstances that perhaps we cannot now foresee. Most importantly, this IRS ruling validates the movement of REITs into the mainstream.

    With respect to the mainstream, there is a nascent move afoot by a growing number of companies and analysts in the industry (which we also support) for REITs to adopt financial reporting that is more in line with generally accepted accounting principles ('GAAP'), which means a de-emphasis on reporting funds from operations ('FFO') and a greater emphasis on earnings per share ('EPS'). Because EPS is the most widely accepted measure of corporate performance, the adoption of EPS reporting is expected by some to make REIT performance measurement more comparable to companies in other industries and, therefore, stronger competitors for incremental investment capital.

    While no single factor described above is likely to be a transforming event for the REIT industry, taken together these developments are indicative of a trend toward growing acceptance of REITs as a legitimate asset class that is worthy of wider and deeper investor interest.

INVESTMENT OUTLOOK

    In the past 15 months REITs have outperformed the S&P 500 by a record
54.5 percentage points and the NASDAQ by 90.1 percentage points, more than reversing their relative under-performance that preceded this period. As a result, it is logical for investors to ask, 'How long can this last?'

    Now that we are well into the second year of negative returns for the major market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has come down somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices are well into a bull market, price appreciation has been accompanied by a concomitant rise in earnings. Having started this move from an all-time low valuation at the beginning of 2000, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to see continued dividend growth that is well in excess of the rate of inflation. From a historical perspective it is notable that even in the real estate depression of 1990-91, when dividend payout ratios were much higher, REIT earnings barely declined and industry dividends never declined.

    We expect the economy to improve in 2002 and have positioned the portfolio in accordance with that expectation. We believe the Office sector and the Apartment sector will particularly benefit from an improving economy and we will increase the portfolio weightings in those sectors. In addition to having attractive relative valuations, many companies in these property sectors have exhibited above average dividend growth. Based on expected earnings growth and current dividend payout ratios we expect dividend growth to be well above the rate of inflation. We currently have an overweight position in the Lodging sector with the expectation that not only will the economy improve, but supply growth, as measured by construction starts, will slow materially.

    The Health Care sector has delivered outsized performance this year. An improvement in industry fundamentals and lower interest rates drove that charge. We believe there remain additional catalysts for out-performance. The acquisition environment for senior housing real estate is the most attractive in a decade. A few select health care REITs have raised equity in anticipation of taking advantage of this opportunistic environment. We expect that acquisitions completed over the next twelve months will lead to accelerating earnings growth.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is unusually healthy. In contrast to many other sectors of the stock market, we believe earnings growth prospects remain strong, valuations remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

the excesses that devastated real estate markets in previous cycles. As a result, we are confident in our ability to continue to achieve solid total returns over the long-term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                      OF SHARES      (NOTE 1)        YIELD*
                                                      ----------   ------------   ------------
EQUITIES                                    95.83%
  COMMON STOCK                              87.21%
    APARTMENT/RESIDENTIAL                   15.32%
         Apartment Investment & Management
           Co. -- Class A..........................      105,200   $  5,070,640       6.47%
         Archstone Communities Trust...............      126,400      3,258,592       6.36
         Camden Property Trust.....................      144,800      5,314,160       6.65
         Gables Residential Trust..................      178,900      5,358,055       7.58
         Home Properties of New York...............       91,900      2,766,190       7.57
         Post Properties...........................      145,300      5,499,605       8.24
         Summit Properties.........................       87,800      2,355,674       6.90
         United Dominion Realty Trust..............      282,600      4,055,310       7.53
                                                                   ------------
                                                                     33,678,226
                                                                   ------------
    DIVERSIFIED                              2.05%
         Colonial Properties Trust.................      146,200      4,502,960       8.18
                                                                   ------------
    HEALTH CARE                             10.94%
         Health Care Property Investors............      154,000      5,297,600       8.95
         Health Care REIT..........................      100,400      2,384,500       9.85
         Healthcare Realty Trust...................      200,700      5,278,410       8.75
         Nationwide Health Properties..............      365,800      7,389,160       9.11
         Ventas....................................      338,100      3,702,195       8.04
                                                                   ------------
                                                                     24,051,865
                                                                   ------------
    HOTEL                                    9.67%
         FelCor Lodging Trust......................      196,000      4,586,400       9.40
         Host Marriott Corp........................      414,500      5,189,540       8.31
         Innkeepers USA Trust......................      292,600      3,505,348      10.02
         LaSalle Hotel Properties..................      151,200      2,694,384       8.64
         MeriStar Hospitality Corp.................      222,800      5,291,500       8.51
                                                                   ------------
                                                                     21,267,172
                                                                   ------------
    INDUSTRIAL                               2.64%
         First Industrial Realty Trust.............      125,300      4,027,142       8.18
         ProLogis Trust............................       78,200      1,776,704       6.07
                                                                   ------------
                                                                      5,803,846
                                                                   ------------
    MANUFACTURED HOME                        2.45%
         Chateau Communities.......................      171,800      5,394,520       6.94
                                                                   ------------

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                      OF SHARES      (NOTE 1)        YIELD*
                                                      ----------   ------------   ------------
    OFFICE                                  13.72%
         Arden Realty Group........................      246,000   $  6,568,200       7.34%
         Brandywine Realty Trust...................      310,600      6,972,970       7.31
         Crescent Real Estate Equities Co..........      279,800      6,874,686       8.95
         Highwoods Properties......................      199,500      5,316,675       8.56
         Mack-Cali Realty Corp.....................      155,300      4,422,944       8.57
                                                                   ------------
                                                                     30,155,475
                                                                   ------------
    OFFICE/INDUSTRIAL                       11.68%
         Kilroy Realty Corp........................      158,200      4,603,620       6.60
         Liberty Property Trust....................      299,900      8,877,040       7.70
         Prentiss Properties Trust.................      231,800      6,096,340       8.14
         Reckson Associates Realty
           Corp. -- Class B........................      248,100      6,105,741      10.56
                                                                   ------------
                                                                     25,682,741
                                                                   ------------
    SELF STORAGE                             1.17%
         Storage USA...............................       71,500      2,574,000       7.89
                                                                   ------------
    SHOPPING CENTER                         17.57%
      COMMUNITY CENTER                       8.09%
         Developers Diversified Realty Corp........      389,200      7,153,496       8.05
         Kimco Realty Corp.........................       65,300      3,091,955       6.08
         Pan Pacific Retail Properties.............      175,000      4,550,000       7.00
         Regency Realty Corp.......................       37,700        957,580       7.87
         Weingarten Realty Investors...............       46,400      2,034,640       7.21
                                                                   ------------
                                                                     17,787,671
                                                                   ------------
      OUTLET CENTER                          1.63%
         Chelsea Property Group....................       76,200      3,573,780       6.65
                                                                   ------------
      REGIONAL MALL                          7.85%
         CBL & Associates Properties...............      185,500      5,692,995       6.94
         JP Realty.................................      141,900      3,476,550       8.08
         Macerich Co...............................       82,300      2,041,040       8.55
         Simon Property Group......................      150,800      4,519,476       7.01
         Taubman Centers...........................      108,700      1,521,800       7.14
                                                                   ------------
                                                                     17,251,861
                                                                   ------------
         TOTAL SHOPPING CENTER.....................                  38,613,312
                                                                   ------------
             TOTAL COMMON STOCK (Identified
                cost -- $167,820,917)..............                 191,724,117
                                                                   ------------

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                      OF SHARES      (NOTE 1)        YIELD*
                                                      ----------   ------------   ------------
  PREFERRED STOCK                            8.62%
      Apartment Investment & Management Co., 9.00%,
         Series C..................................       97,300   $  2,344,930       9.38%
      Apartment Investment & Management Co.,
         9.375%, Series G..........................       73,300      1,805,379       9.50
      Apartment Investment & Management Co.,
         10.10%, Series Q..........................       53,000      1,335,600      10.04
      CarrAmerica Realty Corp., 8.57%, Series B....       54,000      1,331,100       8.68
      Colonial Property Trust, 8.75%, Series A.....       78,700      1,932,872       8.92
      Crown American Realty Trust, 11.00%,
         Series A..................................        9,800        473,340      11.39
      Developers Diversified Realty Corp., 9.50%,
         Series A..................................       40,000      1,002,000       9.50
      #Duke-Weeks Realty Corp., 7.99%, Series B....       32,500      1,434,063       9.07
      FelCor Lodging Trust, 9.00%, Series B........       18,000        430,200       9.41
      Health Care Property Investors, 8.70%,
         Series B..................................       10,000        245,500       8.84
      Healthcare Realty Trust, 8.875%, Series A....       28,000        683,200       9.10
      Liberty Properties Trust, 8.80%, Series A....       25,700        647,126       8.74
      #Nationwide Health Properties, 7.677%,
         Series P..................................       50,000      3,575,000      10.74
      Taubman Centers, 8.30%, Series A.............       76,700      1,720,381       9.27
                                                                   ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $17,482,593)..................                  18,960,691
                                                                   ------------
           TOTAL EQUITIES (Identified
             cost -- $185,303,510).................                 210,684,808
                                                                   ------------
                                                      PRINCIPAL
                                                        AMOUNT
                                                      ----------
COMMERCIAL PAPER                              4.53%
      Union Bank of Switzerland Finance, 4.08%, due
         7/2/01 (Identified cost -- $9,947,872)....   $9,949,000      9,947,872
                                                                   ------------
TOTAL INVESTMENTS (Identified
  cost -- $195,251,382) ..................  100.36%                 220,632,680
LIABILITIES IN EXCESS OF OTHER ASSETS ....  (0.36)%                    (786,919)
                                                                   ------------
NET ASSETS ...............................  100.00%                $219,845,761
                                                                   ------------
                                                                   ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security trades infrequently. The Fund prices this security using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $195,251,382) (Note 1).......................  $220,632,680
    Cash....................................................           950
    Receivable for fund shares sold.........................     4,205,442
    Dividends receivable....................................     1,570,654
    Receivable for investment securities sold...............        50,818
    Unamortized organization costs and other assets (Note
       1)...................................................        30,611
                                                              ------------
         Total Assets.......................................   226,491,155
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     5,943,631
    Payable for distribution fees...........................       170,900
    Payable for fund shares redeemed........................       146,198
    Payable for shareholder servicing fees..................       139,541
    Payable to investment adviser...........................       120,921
    Payable to administrator................................         3,225
    Other liabilities.......................................       120,978
                                                              ------------
         Total Liabilities..................................     6,645,394
                                                              ------------
NET ASSETS..................................................  $219,845,761
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $200,437,893
    Distributions in excess of net investment income........      (607,586)
    Accumulated net realized loss on investments............    (5,365,844)
    Net unrealized appreciation on investments..............    25,381,298
                                                              ------------
                                                              $219,845,761
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $67,273,366
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)(Note 4)...........................    5,584,318
                                                              -----------
    Net asset value and redemption price per share'D'.......  $     12.05
                                                              -----------
                                                              -----------
    Maximum offering price per share
       ($12.05 [div]  0.955)'DD'............................  $     12.62
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $56,351,899
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)(Note 4)...........................    4,757,042
                                                              -----------
    Net asset value and offering price per share'D'.........  $     11.85
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $77,733,571
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)(Note 4)...........................    6,561,765
                                                              -----------
    Net asset value and offering price per share'D'.........  $     11.85
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $18,486,925
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)(Note 4)...........................    1,522,524
                                                              -----------
    Net asset value, offering and redemption value per
       share................................................  $     12.14
                                                              -----------
                                                              -----------

-------------------
'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 5,874,834
    Interest income.........................................      156,280
                                                              -----------
         Total Income.......................................    6,031,114
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      545,273
    Distribution fees -- Class A (Note 2)...................       62,335
    Distribution fees -- Class B (Note 2)...................      128,856
    Distribution fees -- Class C (Note 2)...................      164,528
    Shareholder servicing fees -- Class A (Note 2)..........       24,934
    Shareholder servicing fees -- Class B (Note 2)..........       42,952
    Shareholder servicing fees -- Class C (Note 2)..........       54,843
    Administration and transfer agent fees (Note 2).........      116,340
    Registration and filing fees............................       33,755
    Professional fees.......................................       28,353
    Custodian fees and expenses.............................       28,336
    Directors' fees and expenses (Note 2)...................       12,705
    Amortization of organization expenses (Note 1)..........       12,046
    Miscellaneous...........................................       17,231
                                                              -----------
         Total Expenses.....................................    1,272,487
                                                              -----------
Net Investment Income.......................................    4,758,627
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................      (28,707)
    Net change in unrealized appreciation on investments....   19,293,723
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   19,265,016
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $24,023,643
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE
                                                     SIX MONTHS ENDED        FOR THE
                                                      JUNE 30, 2001        YEAR ENDED
                                                       (UNAUDITED)      DECEMBER 31, 2000
                                                       -----------      -----------------
Change in Net Assets:
    From Operations:
         Net investment income.....................    $  4,758,627       $  7,040,301
         Net realized loss on investments..........         (28,707)        (1,528,807)
         Net change in unrealized appreciation on
            investments............................      19,293,723         17,246,939
                                                       ------------       ------------
              Net increase in net assets resulting
                from operations....................      24,023,643         22,758,433
                                                       ------------       ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A..............................      (1,757,514)        (2,284,635)
              Class B..............................      (1,308,321)        (1,168,745)
              Class C..............................      (1,766,775)        (1,536,834)
              Class I..............................        (533,603)          (613,394)
         Tax return of capital:
              Class A..............................              --           (536,281)
              Class B..............................              --           (274,995)
              Class C..............................              --           (361,687)
              Class I..............................              --           (142,460)
                                                       ------------       ------------
                   Total dividends and
                     distributions to
                     shareholders..................      (5,366,213)        (6,919,031)
                                                       ------------       ------------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions...........................      81,717,735         40,128,104
                                                       ------------       ------------
              Total increase in net assets.........     100,375,165         55,967,506
    Net Assets:
         Beginning of period.......................     119,470,596         63,503,090
                                                       ------------       ------------
         End of period.............................    $219,845,761       $119,470,596
                                                       ------------       ------------
                                                       ------------       ------------

                See accompanying notes to financial statements.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                              CLASS A
                                             -------------------------------------------------------------------------
                                              FOR THE SIX         FOR THE YEAR ENDED              FOR THE PERIOD
                                             MONTHS ENDED            DECEMBER 31,              SEPTEMBER 2, 1997'D'
                                             JUNE 30, 2001   -----------------------------            THROUGH
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)     2000     1999       1998           DECEMBER 31, 1997
--------------------------------             -------------   ------   ------   -----------   -------------------------
Net asset value, beginning of period.......     $10.72       $ 9.03   $10.31   $     12.32            $11.46
                                                ------       ------   ------   -----------            ------
Income from investment operations:
    Net investment income..................       0.35         0.74     0.76          0.73              0.25
    Net realized and unrealized gain/(loss)
      on investments.......................       1.34         1.67    (1.32)        (2.00)             0.83
                                                ------       ------   ------   -----------            ------
        Total from investment operations...       1.69         2.41    (0.56)        (1.27)             1.08
                                                ------       ------   ------   -----------            ------
Less dividends and distributions to
  shareholders from:
    Net investment income..................      (0.36)       (0.58)   (0.60)        (0.51)            (0.17)
    Net realized gain on investments.......         --           --       --            --             (0.03)
    Tax return of capital..................         --        (0.14)   (0.12)        (0.23)            (0.02)
                                                ------       ------   ------   -----------            ------
        Total dividends and distributions
          to shareholders..................      (0.36)       (0.72)   (0.72)        (0.74)            (0.22)
                                                ------       ------   ------   -----------            ------
        Net increase/(decrease) in net
          asset value......................       1.33         1.69    (1.28)        (2.01)             0.86
                                                ------       ------   ------   -----------            ------
Net asset value, end of period.............     $12.05       $10.72   $ 9.03   $     10.31            $12.32
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
------------------------------------------------------------------------------------------------------------
Total investment return....................      16.03%(1)    27.55%  - 5.42%      - 10.56%(1)          9.46%(1)(3)
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in
      millions)............................     $ 67.3       $ 44.9   $ 26.0   $      31.6            $ 34.6
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
    Ratio of expenses to average daily net
      assets
      (before expense reduction)...........       1.45%(2)     1.58%    1.70%         1.92%             3.49%(2)
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
    Ratio of expenses to average daily net
      assets
      (net of expense reduction)...........       1.45%(2)     1.57%    1.60%         1.49%             1.50%(2)
                                                ------       ------   ------   -----------            ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction)...................       6.91%(2)     7.76%    7.50%         5.89%             9.47%(2)
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction)...................       6.91%(2)     7.77%    7.60%         6.32%            11.46%(2)
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------
    Portfolio turnover rate................       7.50%(1)    30.36%   62.51%        96.47%            87.20%(1)
                                                ------       ------   ------   -----------            ------
                                                ------       ------   ------   -----------            ------

-------------------

'D'  Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
(3) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                          CLASS B
                                                    ----------------------------------------------------
                                                                     FOR THE YEAR          FOR THE
                                                     FOR THE SIX         ENDED              PERIOD
                                                    MONTHS ENDED     DECEMBER 31,     JANUARY 15, 1998*
                                                    JUNE 30, 2001   ---------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                     (UNAUDITED)     2000     1999    DECEMBER 31, 1998
--------------------------------                    -------------   ------   ------   ------------------
Net asset value, beginning of period..............     $10.59       $ 8.98   $10.27      $     12.35
                                                       ------       ------   ------      -----------
Income from investment operations:
    Net investment income.........................       0.31         0.64     0.68             0.64
    Net realized and unrealized gain/(loss) on
      investments.................................       1.31         1.65    (1.29)           (2.01)
                                                       ------       ------   ------      -----------
        Total from investment operations..........       1.62         2.29    (0.61)           (1.37)
                                                       ------       ------   ------      -----------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................      (0.36)       (0.55)   (0.56)           (0.49)
    Tax return of capital.........................     --            (0.13)   (0.12)           (0.22)
                                                       ------       ------   ------      -----------
        Total dividends and distributions to
          shareholders............................      (0.36)       (0.68)   (0.68)           (0.71)
                                                       ------       ------   ------      -----------
        Net increase/(decrease) in net asset
          value...................................       1.26         1.61    (1.29)           (2.08)
                                                       ------       ------   ------      -----------
Net asset value, end of period....................     $11.85       $10.59   $ 8.98      $     10.27
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
----------------------------------------------------------------------------------------------------
Total investment return...........................      15.56%(1)    26.31%  - 5.98%         - 11.37%(1)(3)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions).......     $ 56.4       $ 26.8   $ 15.1      $      10.1
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (before expense reduction)..................       2.10%(2)     2.23%    2.40%            2.60%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (net of expense reduction)..................       2.10%(2)     2.22%    2.26%            2.15%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of net investment income to average
      daily net assets
      (before expense reduction)..................       6.26%(2)     7.11%    7.09%            5.99%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of net investment income to average
      daily net assets
      (net of expense reduction)..................       6.26%(2)     7.12%    7.23%            6.44%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Portfolio turnover rate.......................       7.50%(1)    30.36%   62.51%           96.47%(1)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------

-------------------

 *  Initial offering of shares.
(1) Not annualized.
(2) Annualized.
(3) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                          CLASS C
                                                    ----------------------------------------------------
                                                                     FOR THE YEAR          FOR THE
                                                     FOR THE SIX         ENDED              PERIOD
                                                    MONTHS ENDED     DECEMBER 31,     JANUARY 14, 1998*
                                                    JUNE 30, 2001   ---------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                     (UNAUDITED)     2000     1999    DECEMBER 31, 1998
--------------------------------                    -------------   ------   ------   ------------------
Net asset value, beginning of period..............     $10.60       $ 8.97   $10.26      $     12.31
                                                       ------       ------   ------      -----------
Income from investment operations:
    Net investment income.........................       0.30         0.66     0.68             0.64
    Net realized and unrealized gain/(loss) on
      investments.................................       1.31         1.65    (1.29)           (1.97)
                                                       ------       ------   ------      -----------
        Total from investment operations..........       1.61         2.31    (0.61)           (1.33)
                                                       ------       ------   ------      -----------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................      (0.36)       (0.55)   (0.56)           (0.49)
    Tax return of capital.........................     --            (0.13)   (0.12)           (0.23)
                                                       ------       ------   ------      -----------
        Total dividends and distributions to
          shareholders............................      (0.36)       (0.68)   (0.68)           (0.72)
                                                       ------       ------   ------      -----------
        Net increase/(decrease) in net asset
          value...................................       1.25         1.63    (1.29)           (2.05)
                                                       ------       ------   ------      -----------
Net asset value, end of period....................     $11.85       $10.60   $ 8.97      $     10.26
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
----------------------------------------------------------------------------------------------------
Total investment return...........................      15.45%(1)    26.58%  - 5.99%           11.08%(1)(3)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions).......     $ 77.7       $ 34.1   $ 19.6      $      13.2
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (before expense reduction)..................       2.10%(2)     2.23%    2.39%            2.59%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (net of expense reduction)..................       2.10%(2)     2.22%    2.25%            2.15%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of net investment income to average
      daily net assets
      (before expense reduction)..................       6.26%(2)     7.11%    7.09%            6.13%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Ratio of net investment income to average
      daily net assets
      (net of expense reduction)..................       6.26%(2)     7.12%    7.23%            6.57%(2)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------
    Portfolio turnover rate.......................       7.50%(1)    30.36%   62.51%           96.47%(1)
                                                       ------       ------   ------      -----------
                                                       ------       ------   ------      -----------

-------------------

 *  Initial offering of shares.
(1) Not annualized.
(2) Annualized.
(3) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                           CLASS I
                                                     ---------------------------------------------------
                                                                      FOR THE YEAR          FOR THE
                                                      FOR THE SIX         ENDED             PERIOD
                                                     MONTHS ENDED     DECEMBER 31,      JULY 15, 1998*
                                                     JUNE 30, 2001   ---------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)     2000     1999    DECEMBER 31, 1998
--------------------------------                     -------------   ------   ------   -----------------
Net asset value, beginning of period...............     $10.78       $ 9.00   $10.28      $     11.99
                                                        ------       ------   ------      -----------
Income from investment operations:
    Net investment income..........................       0.39         0.89     0.72             0.35
    Net realized and unrealized gain/(loss) on
      investments..................................       1.33         1.64    (1.25)           (1.62)
                                                        ------       ------   ------      -----------
        Total from investment operations...........       1.72         2.53    (0.53)           (1.27)
                                                        ------       ------   ------      -----------
Less dividends and distributions to shareholders
  from:
    Net investment income..........................      (0.36)       (0.61)   (0.62)           (0.20)
    Tax return of capital..........................     --            (0.14)   (0.13)           (0.24)
                                                        ------       ------   ------      -----------
        Total dividends and distributions to
          shareholders.............................      (0.36)       (0.75)   (0.75)           (0.44)
                                                        ------       ------   ------      -----------
        Net increase/(decrease) in net asset
          value....................................       1.36         1.78    (1.28)           (1.71)
                                                        ------       ------   ------      -----------
Net asset value, end of period.....................     $12.14       $10.78   $ 9.00      $     10.28
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
-----------------------------------------------------------------------------------------------------
Total investment return............................      16.22%(1)    29.05%  - 5.12%         - 10.59%(1)(3)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions)........     $ 18.5       $ 13.7   $  2.8      $       0.3
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (before expense reduction)...................       1.10%(2)     1.23%    1.34%            1.54%(2)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
    Ratio of expenses to average daily net assets
      (net of expense reduction)...................       1.10%(2)     1.22%    1.26%            1.16%(2)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
    Ratio of net investment income to average daily
      net assets
      (before expense reduction)...................       7.26%(2)     8.11%    9.13%            7.48%(2)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
    Ratio of net investment income to average daily
      net assets
      (net of expense reduction)...................       7.26%(2)     8.12%    9.21%            7.86%(2)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------
    Portfolio turnover rate........................       7.50%(1)    30.36%   62.51%           96.47%(1)
                                                        ------       ------   ------      -----------
                                                        ------       ------   ------      -----------

-------------------

 *  Initial offering of shares.
(1) Not annualized.
(2) Annualized.
(3) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 2001, the Fund amortized $12,045 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly Management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $545,273 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Fund has paid the Adviser $49,180 in fees under this administration agreement.

    In addition, Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Total Return Realty Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

the basis of the net assets of the Funds at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of the funds by each break point in the above schedule in order to determine the aggregate break points to be used. The Fund is then responsible for its pro rata portion of the aggregate sub-administration fee.

    Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

    The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the six months ended June 30, 2001, the Fund has paid $355,719 in fees under the Plan.

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the six months ended June 30, 2001, the Fund paid $122,729 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $12,705 for the six months ended June 30, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001 totaled $86,635,825 and $10,843,840, respectively.

    At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $185,303,510
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 25,638,217
Gross unrealized depreciation.....................  $   (256,919)
                                                    ------------
Net unrealized appreciation.......................  $ 25,381,298
                                                    ------------
                                                    ------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                    FOR THE
                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 2001            DECEMBER 31, 2000
                             -----------------------   -------------------------
                              SHARES       AMOUNT        SHARES        AMOUNT
                             ---------   -----------   ----------   ------------
CLASS A:
Sold.......................  1,852,923   $21,217,899    2,461,817   $ 23,864,721
Issued as reinvestment of
  dividends................     49,969       567,559       79,512        788,188
Redeemed...................   (504,263)   (5,624,834)  (1,229,704)   (12,116,909)
                             ---------   -----------   ----------   ------------
Net increase/(decrease)....  1,398,629   $16,160,624   (1,311,625)  $(12,536,000)
                             ---------   -----------   ----------   ------------
                             ---------   -----------   ----------   ------------

                                       FOR THE                   FOR THE
                                  SIX MONTHS ENDED             YEAR ENDED
                                    JUNE 30, 2001           DECEMBER 31, 2000
                               -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   -----------   ---------   -----------
CLASS B:
Sold.........................  2,488,592   $27,887,609   1,120,727   $11,251,671
Issued as reinvestment of
  dividends..................      8,640        96,696      10,450       105,058
Redeemed.....................   (273,999)   (2,999,168)   (283,357)   (2,721,095)
                               ---------   -----------   ---------   -----------
Net increase.................  2,223,233   $24,985,137     847,820   $ 8,635,634
                               ---------   -----------   ---------   -----------
                               ---------   -----------   ---------   -----------

                                       FOR THE                   FOR THE
                                  SIX MONTHS ENDED             YEAR ENDED
                                    JUNE 30, 2001           DECEMBER 31, 2000
                               -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   -----------   ---------   -----------
CLASS C:
Sold.........................  3,977,675   $44,646,514   1,642,647   $16,038,278
Issued as reinvestment of
  dividends..................     11,850       131,688      19,089       190,597
Redeemed.....................   (641,466)   (6,997,652)   (638,964)   (6,116,325)
                               ---------   -----------   ---------   -----------
Net increase.................  3,348,059   $37,780,550   1,022,772   $10,112,550
                               ---------   -----------   ---------   -----------
                               ---------   -----------   ---------   -----------

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                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                        FOR THE                FOR THE
                                    SIX MONTHS ENDED          YEAR ENDED
                                     JUNE 30, 2001        DECEMBER 31, 2000
                                  --------------------   --------------------
                                  SHARES      AMOUNT     SHARES      AMOUNT
                                  -------   ----------   -------   ----------
CLASS I:
Sold............................  240,769   $2,666,371   929,158   $8,453,772
Issued as reinvestment of
  dividends.....................   34,633      393,315    55,201      568,104
Redeemed........................  (23,960)    (268,262)  (19,710)    (177,956)
                                  -------   ----------   -------   ----------
Net increase....................  251,442   $2,791,424   964,649    8,843,920
                                  -------   ----------   -------   ----------
                                  -------   ----------   -------   ----------

NOTE 5. BORROWINGS

    Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    During the six months ended June 30, 2001, the Fund had no loans outstanding. For the six months ended June 30, 2001, the Fund paid commitment fees of $9,400 which are included in Miscellaneous expense on the Statement of Operations.

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                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:
                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE

       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:
                 COHEN & STEERS                                      COHEN & STEERS
              SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                        HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                  OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
           1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
              Class B - CSBIX
              Class C - CSCIX
              Class I - CSDIX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       22


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as ................................. 'D'
The double dagger symbol shall be expressed as .......................... 'DD'
The division sign shall be expressed as ................................. [div]